UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2014
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously reported expected retirement of James B. Cederdahl, on July 2, 2014, Washington Real Estate Investment Trust ("Washington REIT") and Mr. Cederdahl entered into Separation Agreement and General Release (the “Separation Agreement”). Mr. Cederdahl’s employment with Washington REIT ceased on June 30, 2014, with his resignation under the Separation Agreement effective as of July 1, 2014. Also pursuant to the Separation Agreement, Mr. Cederdahl will receive a lump sum payment of $264,000, provided he does not revoke such agreement during a seven day revocation period. Washington REIT will pay his COBRA health premium for the shorter of 18 months or until he becomes eligible for other coverage. Further, Mr. Cederdahl will also be entitled to (a) an award under Washington REIT’s Short-Term Incentive Plan with respect to the 2014 performance period (calculated based on the actual level of achievement of the performance goal for the entire performance period, with the award being prorated based on the number of days during the performance period Mr. Cederdahl was an employee), with any restricted shares being delivered fully vested, (b) an award under Washington REIT’s Long-Term Incentive Plan with respect to the regular LTIP award opportunity for the three-year performance period commencing in 2014 and the one-time transition award opportunity commencing in 2014 (each award as described under “Transition Matters” in Washington REIT’s Form 8-K dated April 23, 2014 and calculated based on the actual level of achievement of the performance goals for the period ending on Mr. Cederdahl’s resignation date, with each award being prorated based on the number of days during the performance period Mr. Cederdahl was an employee), with any restricted shares being delivered fully vested, (c) vesting and delivery of common shares with respect to Mr. Cederdahl’s 786 unvested restricted share units, and delivery of common shares with respect to Mr. Cederdahl’s 3,150 vested restricted units, in each case to occur six months after the resignation date, (d) vesting of 11,993 unvested restricted shares and (e) vesting of Mr. Cederdahl’s existing account balance in accordance with Washington REIT’s Supplemental Executive Retirement Plan, subject to a six month wait period. Pursuant to the Separation Agreement, Washington REIT has agreed to a general release of claims against Mr. Cederdahl, and Mr. Cederdahl has agreed to a general release of claims against Washington REIT, for events occurring prior to the date of the Separation Agreement. Mr. Cederdahl also has agreed to reasonably cooperate with and provide information to Washington REIT upon request, and he will receive hourly compensation and reasonable and necessary expenses in connection therewith. The Separation Agreement also contains certain confidentiality and non-solicitation obligations and other customary provisions.

A copy of the Separation Agreement is filed as an exhibit hereto. The foregoing description is qualified by reference to the Separation Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

10.1	Separation Agreement and General Release between James B. Cederdahl and Washington Real Estate Investment Trust dated July 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

July 7, 2014
(Date)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and General Release between James B. Cederdahl and Washington Real Estate Investment Trust dated July 2, 2014